Exhibit 21.1

SUBSIDIARIES OF URS CORPORATION
Name of Domestic Subsidiary and Consolidated Joint Ventures	State of Incorporation

ADVATECH, LLC.	Delaware
AMAN ENVIRONMENTAL CONSTRUCTION, INC.	California
BANSHEE CONSTRUCTION COMPANY, INC.	California
CASH & ASSOCIATES	California
CLAY STREET PROPERTIES	California
CLEVELAND WRECKING COMPANY	California
D&M CONSULTING ENGINEERS, INC.	Delaware
DAMES & MOORE GROUP (NY), INC.	New York
E.C. DRIVER & ASSOCIATES, INC.	Florida
EC III, LLC	Delaware
EG&G DEFENSE MATERIALS, INC.	Utah
EG&G TECHNICAL SERVICES, INC.	Delaware
ENERGY & ENVIRONMENTAL SOLUTIONS, LLC	Delaware
GEOTESTING SERVICES, INC.	California
JT3, LLC	Delaware
LEAR SIEGLER LOGISTICS INTERNATIONAL, INC.	Delaware
LEAR SIEGLER SERVICES, INC.	Delaware
RADIAN ENGINEERING, INC.	New York
RADIAN INTERNATIONAL LLC	Delaware
SIGNET TESTING LABORATORIES, INC.	Delaware
URS ARCHITECTS/ENGINEERS, INC.	New Jersey
URS ARCHITECTURE - OREGON, INC.	Oregon
URS ARCHITECTURE & ENGINEERING - NEW YORK, P.C.	New York
URS CARIBE, L.L.P	Delaware/Puerto Rico
URS CARIBE - VIRGIN ISLANDS	US Virgin Islands
URS CONSTRUCTION SERVICES, INC.	Florida
URS CORPORATION	Nevada
URS CORPORATION AES	Connecticut
URS CORPORATION - MARYLAND	Maryland
URS CORPORATION - NEW YORK	New York
URS CORPORATION - NEW YORK, PUERTO RICO	Puerto Rico
URS CORPORATION - NORTH CAROLINA	North Carolina
URS CORPORATION - OHIO	Ohio
URS.CORPORATION - OHIO, VIRGIN ISLANDS	US Virgin Islands
URS CORPORATION ARCHITECTURE, P.C.	North Carolina
URS CORPORATION DESIGN	Ohio
URS CORPORATION GREAT LAKES	Michigan
URS CORPORATION SERVICES	Pennsylvania
URS CORPORATION SOUTHERN	California
URS DISTRICT SERVICES, P.C.	District of Columbia
URS GREINER WOODWARD-CLYDE CONSULTANTS, INC.	New York
URS GROUP, INC.	Delaware
URS HOLDINGS, INC.	Delaware
URS INTERNATIONAL, INC.	Delaware
URS OPERATING SERVICES, INC.	Delaware
URS RESOURCES, LLC	Delaware
URS STEVENSON ARCHITECTURE, P.C.	Mississippi

Name of Foreign Subsidiary	Jurisdiction of Incorporation

AACM INT’L PTY LTD.	Australia
AGC WOODWARD-CLYDE PTY. LTD.	Australia
BUSINESS RISK STRATEGIES PTY. LTD.	Australia
DAMES & MOORE BOLIVIA S.A.	Bolivia
DAMES & MOORE DE MEXICO S de R.L. de C.V.	Mexico
DAMES & MOORE INTERNATIONAL SRL JAPAN/VENEZUELA	Japan/Venezuela
DAMES & MOORE PTY. LTD.	Australia
DAMES & MOORE SERVICIOS DE MEXICO, S de R.L. de C.V.	Mexico
DAMES & MOORE LTD.	United Kingdom
FORTECH FINANCE PTY LTD.	Australia
GREINER WOODWARD CLYDE DAMES & MOORE (MALAYSIA) SDN. BHD.	Malaysia
HOISTING SYSTEMS PTY. LTD.	Australia
HOLLINGSWORTH DAMES & MOORE PTY. LTD.	Australia
MURRAY NORTH INTERNATIONAL LTD.	New Zealand
O'BRIEN KREITZBERG ASIA PACIFIC, LTD.	Hong Kong
O'BRIEN-KREITZBERG & ASSOCIATES LTD.	United Kingdom
PROFESSIONAL INSURANCE LIMITED	Bermuda
PT GEOBIS WOODWARD-CLYDE INDONESIA	Indonesia
PT URS INDONESIA	Indonesia
RADIAN INTERNATIONAL PTY, LTD.	Australia
RADIAN INTERNATIONAL S.E.A. LIMITED	Thailand
SAUDI ARABIAN DAMES & MOORE	Saudi Arabia
TC CONSULTORES LTDA.	Portugal
TECNOLOGIAS Y SERVICIOS AMBIENTALES TESAM S.A.	Chile
THORBURN COLQUHOUN HOLDINGS LIMITED	United Kingdom
UNITED RESEARCH SERVICES ESPANA, S.L.	Spain
URS ARCHITECTS & ENGINEERS CANADA, INC.	Canada
URS CORPORATION S.A.	Argentina
URS ASIA PACIFIC PTY. LTD.	Australia
URS AUSTRALIA PTY. LTD.	Australia
URS BELGIUM BVBA	Belgium
URS CANADA, INC.	Ontario
URS CHILE S.A.	Chile
URS CONSULTING MALAYSIA SDN. BHD	Malaysia
URS CONSULTING (INDIA) PVT. LTD.	India
URS CONSULTING (SHANGHAI) LTD.	China
URS CONSULTING (SINGAPORE) PTE. LTD.	Singapore
URS CORPORATION LTD.	United Kingdom
URS QATAR LLC.	Qatar
URS DEUTSCHLAND GMBH	Germany
URS EUROPE LIMITED	United Kingdom
URS EG&G DEFENCE SERVICES (UEDS) PTY LTD.	Australia
URS FLIGHT TRAINING SERVICES LTD.	United Kingdom
URS FORESTRY PTY. LTD.	Australia

Name of Foreign Subsidiary (Continued)	Jurisdiction of Incorporation
URS FRANCE SAS	France
URS GREINER (MALAYSIA) SDN. BHD.	Malaysia
URS GREINER WOODWARD-CLYDE (MALAYSIA) SDN BHD	Malaysia
URS HOLDINGS, INC. - PANAMA	Panama
URS HOLDINGS, INC. - SHANGHAI	China
URS HONG KONG LIMITED	Hong Kong
URS INTERNATIONAL INC. - GERMANY	Germany
URS IRELAND LIMITED	Ireland
URS ITALIA S.p.A.	Italy
URS NETHERLANDS B.V.	Netherlands
URS NEW ZEALAND LTD.	New Zealand
URS NORDIC AB	Sweden
URS (PNG) LTD.	Papua New Guinea
URS PHILIPPINES, INC.	Philippines
URS STRATEGIC ISSUES MANAGEMENT PTY. LTD.	Australia
URS (THAILAND) LIMITED	Thailand
URS VERIFICATION LTD.	United Kingdom
WALK, HAYDEL ARABIA LTD.	Saudi Arabia
WOODWARD-CLYDE GEO-CONSULTING SDN BHD	Malaysia
WOODWARD-CLYDE LIMITED	United Kingdom